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                                                                    EXHIBIT 24

                                POWER OF ATTORNEY

                  The undersigned hereby appoints KATHLEEN A. BROWNE, LARRY ELLBERGER and ROBERT B. LAMM as his/her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of GRACE SPECIALTY CHEMICALS, INC. (to be renamed "W. R. Grace & Co.") for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                            /s/ R. H. Beber
                                            /s/ A. J. Costello

Dated:  March 30, 1998


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                                POWER OF ATTORNEY
                                -----------------

                  The undersigned hereby appoints KATHLEEN A. BROWNE and ROBERT
B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of GRACE SPECIALTY CHEMICALS, INC. (to be renamed "W. R. Grace & Co.") for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                            /s/ L. Ellberger

Dated:  March 30, 1998


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                                POWER OF ATTORNEY
                                -----------------

                  The undersigned hereby appoints LARRY ELLBERGER and ROBERT B. LAMM as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of GRACE SPECIALTY CHEMICALS, INC. (to be renamed "W. R. Grace & Co.") for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

                                            /s/ K. A. Browne

Dated:  March 30, 1998